UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

May 19, 2026

McCormick & Co Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road	Suite 1
Hunt Valley	Maryland	21031
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	410	771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MKC-V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Cindy Hoots

On May 19, 2026, the Board of the McCormick & Company, Incorporated (the “Company”) appointed Cindy Hoots to the Board of the Company with effect from June 1, 2026, on which date she will become a member of the Audit Committee of the Board. Ms. Hoots is the recently retired Chief Digital Officer and CIO of AstraZeneca PLC, and is a member of the Board of Directors, of Zoom Communications, Inc.

Ms. Hoots does not have any family relationships with any of the executive officers or directors of the Company. There are no arrangements or understandings between Ms. Hoots and any other persons pursuant to which Ms. Hoots was selected as a director. Ms. Hoots will participate in the compensation arrangements for non-executive directors described on pages 24 through 26 of the Company’s Definitive Proxy Statement that was filed with the Securities and Exchange Commission on February 18, 2026. There have been no transactions, nor are there any currently proposed transactions, to which the Company was or is to be a party and with which Ms. Hoots or any member of her immediate family had, or will have, a direct or indirect material interest.

* * *
On May 26, 2026, the Company issued a press release titled “McCormick Appoints Cindy Hoots to Board of Directors.” A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number Description

99	Press release titled “McCormick Appoints Cindy Hoots to Board of Directors"
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

May 26, 2026	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary